UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2012

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

120 Vantis, Suite 350 Aliso Viejo, California		92656
(Address of Principal Executive Offices)		(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition

On February 21, 2012, Sunstone Hotel Investors, Inc. (the “Company”) issued a press release regarding its financial results for the fourth quarter and year ended December 31, 2011. The press release referred to a supplemental information package that is available on the Company’s website, free of charge, at www.sunstonehotels.com. A copy of the press release and the supplemental information package are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by this reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01                                             Financial Statements and Exhibits

(d)      The following exhibits are furnished herewith:

Exhibit No.	Description
99.1	Press release dated February 21, 2012
99.2	Supplemental information package for the quarter and year ended December 31, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: February 21, 2012	By:	/s/ John V. Arabia
John V. Arabia (Chief Financial Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 21, 2012
99.2	Supplemental information package for the quarter and year ended December 31, 2011